EXHIBIT 99.2

Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because NV Energy, Inc. (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income (loss) is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income (loss), reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income (loss) when evaluating the Company’s financial performance or to cash flow from (used by) operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
Funds From Operations (FFO)
	Three Months ended March 31,		Year Ended December 31,						LTM March 31,
	2011	2010	2010		2009		2008		2011

Net Income (Loss)	$2,330	$(1,721)	$226,984		$182,936		$208,887		$231,035

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	83,102	80,948	333,059		321,921		260,608		335,213
Deferred taxes and deferred investment tax credit	(414)	1,284	129,231		111,219		52,060		127,533
AFUDC(1) (debt and equity)	(13,852)	(10,892)	(51,467)		(44,503)		(67,968)		(54,427)
Gain on sale of asset	-	-	(7,575)		-		-		(7,575)
Amortization of other regulatory assets	38,839	20,349	110,654		101,641		7,453		129,144
Deferred rate increase	15,334	(2,001)	(8,343)		(95,890)		-		8,992
Other, net	1,915	2,858	(20,666)		(7,755)		93,029		(21,609)
FFO (before deferred energy)	127,254	90,825	711,877		569,569		554,069		748,306
Deferred energy	3,118	26,824	147,497		306,406		2,717		123,791
Adjusted FFO	$130,372	$117,649	$859,374		$875,975		$556,786		$872,097

Long-term debt	$4,905,822	$5,546,626	$4,924,109		$5,303,357		$5,266,982		$4,905,822
Current maturities of long-term debt	355,847	7,785	355,929		134,474		9,291		355,847
Total Debt	$5,261,669	$5,554,411	$5,280,038		$5,437,831		$5,276,273		$5,261,669

Interest expense (net of AFUDC(1) debt)	$77,343	$80,064	$333,010		$334,314		$300,857		$330,289
AFUDC(1) (debt)	6,210	4,939	23,355		20,229		29,527		24,626
Adjusted Interest Expense	$83,553	$85,003	$356,365		$354,543		$330,384		$354,915

FFO/Total Debt (2)			13.5%		10.5%		10.5%		14.2%
Adjusted FFO/Total Debt (2)			16.3%		16.1%		10.6%		16.6%
FFO Adjusted Interest Coverage			3.00	x	2.61	x	2.68	x	3.11	x
Adjusted FFO Interest Coverage			3.41	x	3.47	x	2.69	x	3.46	x
Shareholders' Equity			$3,350,818		$3,223,922		$3,131,186		$3,331,367
Total Capitalization (including current maturities of long-term debt)			$8,630,856		$8,661,753		$8,407,459		$8,593,036
Total Debt/Total Capitalization			61.18%		62.78%		62.76%		61.23%

(1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.
(2) Amounts differ from prior years due to a change in presentation from Total Debt/FFO and Total Debt/Adjusted FFO to FFO/Total Debt and Adjusted FFO/Total Debt.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)
	Three Months ended March 31,		Year Ended December 31,						LTM March 31,
	2011	2010	2010		2009		2008		2011

Net Income (Loss)	$(9,020)	$(12,326)	$185,943		$134,284		$151,431		$189,249

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	57,673	55,101	226,252		215,873		171,080		228,824
Deferred taxes and deferred investment tax credit	(4,725)	(3,990)	92,859		96,831		45,039		92,124
AFUDC(1) (debt and equity)	(12,888)	(9,894)	(46,672)		(38,209)		(45,980)		(49,666)
Amortization of other regulatory assets	18,870	14,414	74,625		61,758		24,459		79,081
Deferred rate increase	15,334	(2,001)	(8,343)		(95,890)		-		8,992
Other, net	1,429	1,854	(16,153)		(159)		48,750		(16,578)
FFO (Before Deferred Energy Costs)	66,673	43,158	508,511		374,488		394,779		532,026
Deferred energy	9,980	24,695	116,230		216,629		4,211		101,515
Adjusted FFO	$76,653	$67,853	$624,741		$591,117		$398,990		$633,541

Long-term debt	$3,218,908	$3,779,120	$3,221,833		$3,535,440		$3,385,106		$3,218,908
Current maturities of long-term debt	355,847	7,785	355,929		119,474		8,691		355,847
Total Debt	$3,574,755	$3,786,905	$3,577,762		$3,654,914		$3,393,797		$3,574,755

Interest expense (net of AFUDC(1) debt)	$52,033	$53,356	$214,367		$226,252		$186,822		$20,120
AFUDC(1) (debt)	5,790	4,532	21,443		17,184		20,063		237,068
Adjusted Interest Expense	$57,823	$57,888	$235,810		$243,436		$206,885		$257,188

FFO/Total Debt (2)			14.2%		10.2%		11.6%		14.9%
Adjusted FFO/Total Debt (2)			17.5%		16.2%		11.8%		17.7%
FFO Adjusted Interest Coverage			3.16	x	2.54	x	2.91	x	3.07	x
Adjusted FFO Interest Coverage			3.65	x	3.43	x	2.93	x	3.46	x
Shareholder's Equity			$2,761,632		$2,650,039		$2,627,567		$2,807,365
Total Capitalization (including current maturities of long-term debt)			$6,339,394		$6,304,953		$6,021,364		$6,382,120
Total Debt/Total Capitalization			56.44%		57.97%		56.36%		56.01%

(1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.
(2) Amounts differ from prior years due to a change in presentation from Total Debt/FFO and Total Debt/Adjusted FFO to FFO/Total Debt and Adjusted FFO/Total Debt.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)
	Three Months ended March 31,		Year Ended December 31,						LTM March 31,
	2011	2010	2010		2009		2008		2011

Net Income	$16,576	$17,120	$72,375		$73,085		$90,582		$71,831

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	25,429	25,847	106,807		106,048		89,528		106,389
Deferred taxes and deferred investment tax credit	8,109	7,534	39,220		32,548		24,598		39,795
AFUDC(1) (debt and equity)	(964)	(998)	(4,795)		(6,293)		(21,988)		(4,761)
Gain on sale of asset	-	-	(7,575)		-		-		(7,575)
Amortization of other regulatory assets	19,944	5,877	35,799		39,146		(13,822)		49,866
Other, net	641	617	(7,929)		(8,778)		36,694		(7,905)
FFO (before deferred energy)	69,735	55,997	233,902		235,756		205,592		247,640
Deferred energy	(6,862)	2,129	31,267		89,777		(1,494)		22,276
Adjusted FFO	$62,873	$58,126	$265,169		$325,533		$204,098		$269,916

Long-term debt	$1,180,413	$1,281,863	$1,195,775		$1,282,225		$1,395,987		$1,180,413
Current maturities of long-term debt	-	-	-		15,000		600		-
Total Debt	$1,180,413	$1,281,863	$1,195,775		$1,297,225		$1,396,587		$1,180,413

Interest expense (net of AFUDC(1) debt)	$16,946	$17,045	$68,514		$69,413		$72,712		$68,415
AFUDC(1) (debt)	420	407	1,912		3,044		9,464		1,925
Adjusted Interest Expense	$17,366	$17,452	$70,426		$72,457		$82,176		$70,340

FFO/Total Debt (2)			19.6%		18.2%		14.7%		21.0%
Adjusted FFO/Total Debt (2)			22.2%		25.1%		14.6%		22.9%
FFO Adjusted Interest Coverage			4.32	x	4.25	x	3.50	x	4.52	x
Adjusted FFO Interest Coverage			4.77	x	5.49	x	3.48	x	4.84	x
Shareholder's Equity			$973,420		$1,009,258		$877,961		$953,869
Total Capitalization (including current maturities of long-term debt)			$2,169,195		$2,306,483		$2,274,548		$2,134,282
Total Debt/Total Capitalization			55.13%		56.24%		61.40%		55.31%

(1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.
(2) Amounts differ from prior years due to a change in presentation from Total Debt/FFO and Total Debt/Adjusted FFO to FFO/Total Debt and Adjusted FFO/Total Debt.